Exhibit 10.1
AMENDMENT TO
HESKA CORPORATION
EQUITY INCENTIVE PLAN

WHEREAS, Heska Corporation, a Delaware corporation (the “Company”) maintains the Heska Corporation Equity Incentive Plan (the “Plan”); and

WHEREAS, pursuant to Article 16 thereof, the Board may, at any time and for any reason, amend the Plan, subject to the approval of the Company’s stockholders where required by law or exchange listing requirements.

NOW, THEREFORE, pursuant to its authority under Article 16 of the Plan, the Board hereby amends the Plan as follows, effective as of May 4, 2022 (the “Amendment Effective Date”), subject to approval of the stockholders of the Company:

1. Section 3.1 of the Plan is hereby amended and restated in its entirety to read as follows:

“BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued Common Shares or treasury shares, or Common Shares reacquired by the Company in any manner. Subject to adjustment in accordance with Article 12, the number of Common Shares which may be issued pursuant to Awards granted under the Plan is 350,000 Common Shares plus the number of Common Shares that remain available for grant under the Prior Plans as of May 5, 2021. The aggregate number of Common Shares that may be issued pursuant to the exercise of ISOs granted under the Plan is 350,000, subject to adjustment in accordance with Article 12 to the extent such adjustment will not affect the status of any Option intended to qualify as an ISO.”

2. This Amendment shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

3. All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to Heska Corporation Equity Incentive Plan as of the Amendment Effective Date.

HESKA CORPORATION

By:/s/ Christopher Sveen
Name: Christopher Sveen
Title: Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary